UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 23, 2002

VINEYARD NATIONAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA State or other jurisdiction of Incorporation	0-20862 Commission File Number	33-0309110 IRS Employer Identification Number

9590 Foothill Boulevard, Rancho Cucamonga, California 91730
Registrant’s telephone number, including area code: (909) 987-0177

Item 5. Other Events
SIGNATURES
EXHIBIT 99.1

Page
Item 5. Other events	2
Exhibit Index
SIGNATURES	3
Exhibit 99.1 Press Release dated December 23, 2002 5% Stock Dividend	4

Item 5. Other Events

Vineyard National Bancorp (the “Company”) has issued a press release regarding the declaration of 5% stock dividend. A copy of the related press release issued by the Company is attached as exhibit 99.1 and is incorporated herein by reference in its’ entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2002	By:	/s/ Gordon Fong

Gordon Fong Senior Vice President & CFO

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